                                                                   EXHIBIT 24.01


                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


                  I hereby authorize, as the President and as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

                  I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Holger Heims as my attorney-in-fact with power to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


                  DATED the 27th day of November, 1996.



                                      /s/ Michael Dressen
                                      ----------------------------------
                                      Michael Dressen

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


                  I hereby authorize, as Executive Vice President and as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

                  I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Michael Dressen as my attorney-in-fact with power to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


                  DATED the 20th day of November, 1996.



                                          /s/ Holger Heims
                                          ----------------------------------
                                          Holger Heims

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


                  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

                  I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Michael Dressen and Holger Heims as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


                  DATED the 10th day of December, 1996.




                                        /s/ Dr. Harry Krischik
                                        ----------------------------------
                                        Dr. Harry Krischik

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


                  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

                  I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Michael Dressen and Holger Heims as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


                  DATED the 6th day of December, 1996.




                                           /s/ Manfred H. Guenzel
                                           ----------------------------------
                                           Manfred H. Guenzel

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


                  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

                  I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Michael Dressen and Holger Heims as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


                  DATED the 5th day of December, 1996.



                                       /s/ Robert H. Beckett
                                       ----------------------------------
                                       Robert H. Beckett

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


                  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

                  I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Michael Dressen and Holger Heims as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


                  DATED the 27th day of November, 1996.



                                         /s/ Marc L. Werner
                                         ----------------------------------
                                         Marc L. Werner

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


                  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

                  I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Michael Dressen and Holger Heims as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


                  DATED the 2nd day of December, 1996.



                                           /s/ J. R. Dick Iverson
                                           ----------------------------------
                                           J. R. Dick Iverson